UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)— August 15, 2019

Plains All American Pipeline, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-14569 (Commission File Number)	76-0582150 (IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-646-4100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	PAA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Phantom Unit Grants to Named Executive Officers

On August 15, 2019, the board of directors (the “Board”) of PAA GP Holdings LLC (“GP Holdings”), the general partner of Plains All American Pipeline, L.P. (“PAA”), approved grants of phantom units to certain of those individuals who were identified as Named Executive Officers in PAA’s 2019 proxy statement. These phantom unit grants were consistent with the annual LTIP targets disclosed in the 2019 proxy statement, with the exception of Mr. McGee’s annual target, which was increased from 250% of base salary to 300% of base salary. The annual LTIP target values and resulting LTIP grants approved by the Board are set forth below:

Name and Title	Annual LTIP Target Value (as a percentage of base salary)	2019 Annual LTIP Award Value	No. of Phantom Units Granted
Willie Chiang, Chief Executive Officer	500%	$3,000,000	125,740
Al Swanson, Executive Vice President and Chief Financial Officer	300%	$1,200,000	50,300
Richard McGee, Executive Vice President, General Counsel and Secretary	300%	$1,200,000	50,300

These phantom units will vest (become payable 1-for-1 in PAA common units) 50% on the August 2022 distribution date and 50% on the later of the August 2022 distribution date and the first distribution date following PAA’s achievement of distributable cash flow (“DCF”) per common unit of at least $2.65 on a trailing four quarter basis. The applicable trailing four quarter period for determining whether the requisite DCF per common unit has been achieved for vesting of phantom units may not begin until after December 31, 2020. The phantom units include tandem distribution equivalent rights (“DERs”) that will vest (i) 50% on the August 2020 distribution date and (ii) 50% on the first distribution date following January 1, 2021 on which PAA achieves DCF per common unit of at least $2.50 on a trailing four quarter basis. The DERs expire when the phantom units vest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

Date: August 21, 2019	By:	PAA GP LLC, its general partner

	By:	Plains AAP, L.P., its sole member

	By:	Plains All American GP LLC, its general partner

	By:	/s/ Richard McGee
		Name:	Richard McGee
		Title:	Executive Vice President

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